Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies [Abstract]
Commitments and Contingencies
11.	Commitments and Contingencies

In May 2014, the Company entered into a six-month lease for office facilities in La Jolla, California. The lease was guaranteed by an officer and director of the Company. The initial monthly rent was $800 per month. In July 2014, the original lease was amended to increase the monthly rent to $1,325 per month. In September 2014, the Company added additional space at this location. The monthly rent for the additional space is $1,280 per month. In October 2014, the Company added additional space at this location. The monthly rent for the additional space is $1,130 per month. The lease term at this location became month-to-month as of December 31, 2014. The Company terminated leases on all of the offices effective March 31, 2015 except one office which was terminated on April 30, 2015.

On April 1, 2015, the Company signed a 31 month lease for approximately 6,200 square feet of office and laboratory space at 6335 Ferris Square, Suite B, San Diego, California. The facility includes approximately 1,500 square feet of laboratory space. Commencement date of the lease is May 1, 2015. Total net rent under this lease is $247,000 and expires on November 30, 2017.

In September 2014, the Company leased additional office space in San Mateo, California for a three-month term. The monthly rent is $1,900 per month. The lease term at this location became month-to-month as of December 31, 2014. In December of 2015, the Company closed this office.

In April 2014, the Company leased office space in San Mateo, California on a month-to-month basis for $750 per month. In September 2015, the Company closed this office.

The annual minimum lease payments under non-cancellable operating leases, including common area maintenance and amortization of leasehold improvements that have an initial or remaining term in excess of one year at December 31, 2015 are due as follows:

2016	$129,324
2017	121,197
Total minimum lease payments	$250,521

Rent expense for the years ended December 31, 2015 and 2014 was $150,312 and $42,871, respectively.

Distribution and License Agreement and Joint Development Agreements

The Company entered into a Distribution and License Agreement with a third-party for the purpose of developing a sensor array to be used in the Company’s product. The Distribution and License Agreement has an initial term of ten years, but can be terminated earlier if the project does not meet the specifications of the Company. The Company will obtain exclusive rights to sell and distribute once a successful sensor prototype is developed. In exchange for a functional prototype, the Company will pay the third-party a 7% royalty on net sales. During the years ended December 31, 2015 and 2014, the Company incurred zero and $10,000 in development costs related to the Distribution and License Agreement, respectively.

On November 1, 2013, the Company entered into a two-year Joint Development Agreement (the “Agreement”) with an unrelated third-party to develop chemical sensors and peripheral sensing equipment and software for the detection and characterization of cannabis and compounds associated with cannabis.

The Agreement provides for, among other things, any arising intellectual property rights (as defined) outside of the field (as defined), and any arising intellectual property rights relating to improvements to detection materials shall belong to the Joint Venture Developer.

The Agreement also provides that any arising intellectual property rights other than those covered above shall belong to the Company. To the extent that it is necessary to do so to enable the Company to use and exploit its respective arising intellectual property rights, the Joint Developer grants the Company a perpetual, irrevocable, exclusive, and royalty free license (including the right to assign the license and to grant sub-licenses) to use and exploit the Joint Developer’s arising intellectual property rights in the field. Under the terms of the Agreement, either party may cancel the Agreement as the specific tasks provided for in the Agreement have been completed or for causes specifically provided for in the Agreement. During the years ended December 31, 2015 and 2014, the Company has paid the Joint Developer $200,000 and $227,500 for development costs, respectively.

On May 19, 2015, the Company entered into an Exclusive Patent Sublicense Agreement (the “License Agreement”) with Next Dimension Technologies, Inc. (“NDT”). The License Agreement grants the Company a worldwide right to the patents licensed by NDT from the California Institute of Technology. The License Agreement grants both exclusive and non-exclusive patent rights. The license granted in the License Agreement permits the Company to make, have made, use, sell and offer for sale sublicensed products in the field of use. The License Agreement continues until the expiration, revocation, invalidation or enforceability of the rights licensed. The License Agreement provides for the payment of a license fee and royalty payments by CDx to NDT. The License Agreement also contains minimum royalty payments and milestone payments by CDx to NDT. NDT has a right to terminate the License Agreement in the event of an uncured breach by CDx; the insolvency or bankruptcy of CDx; or if CDx does not meet certain productivity milestones. The License Agreement also contains representations, warranties and indemnity obligations for each of CDx and NDT. In connection with the License Agreement, on May 19, 2015, CDx and NDT also executed an Amended Amendment No. 4 (the “Amended Amendment No. 4”) to the Joint Development Agreement, dated as of November 1, 2013, between CDx and NDT, which extended the date of negotiation for the License Agreement through May 19, 2015.

In March 2014, the Company entered into a Joint Venture Agreement with AZ Med Testing (“AZMED”) for the purpose of co-developing a database that will correlate the sensor derived chemical data with end-user derived feedback information. As part of the agreement, AZMED received options to purchase 250,000 shares of common stock in July 2014. AZMED will also receive a perpetual license to the developed software. Any intellectual property that is developed will be shared by the Company and AZMED. During the years ended December 31, 2015 and 2014, the Company incurred zero and $13,937 in costs related to this agreement.

Litigation

In the normal course of business, the Company may be subject to other legal proceedings, lawsuits and other claims. Although the ultimate aggregate amount of probable monetary liability or financial impact with respect to these matters is subject to many uncertainties and is therefore not predictable with assurance, the Company’s management believes that any monetary liability or financial impact to the Company from these other matters, individually and in the aggregate, would not be material to the Company’s financial condition, results of operations or cash flows. However, there can be no assurance with respect to such result, and monetary liability or financial impact to the Company from these other matters could differ materially from those projected.